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                                                                   EXHIBIT 10.40

                    AMENDMENT NO. 2 TO STOCKHOLDER AGREEMENT


         This Amendment No. 2 (the "AMENDMENT"), made and entered into this ____ day of ________ 1996, is by and among AMRE, Inc., a Delaware corporation ("AMRE"), and the undersigned stockholders of Facelifters Home Systems, Inc., a Delaware corporation (the "COMPANY") (each such stockholder a "STOCKHOLDER"), which is the successor in interest, by way of merger, to Facelifters Home Systems, Inc., a New York corporation and amends that certain Stockholder Agreement, made and entered into the 31st day of October 1995, by and among AMRE and the Stockholders, as amended on the 12th day of December (the "STOCKHOLDER AGREEMENT"). Capitalized terms used and not defined herein shall have the meanings assigned to them in the Stockholder Agreement.


                             PRELIMINARY STATEMENTS

         AMRE and the Stockholders desire to amend the Stockholder Agreement as set forth in this Amendment.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

                             STATEMENT OF AMENDMENT

         1. Amendatory Provision. Section 2 to the Stockholder Agreement is amended and restated in its entirety to read as follows:

                 2. PROXY WITH RESPECT TO THE SHARES. During the Term, each Stockholder hereby irrevocably appoints Merger Sub as Stockholder's attorney-in-fact and proxy, with full power of substitution, to vote or to express written consent in lieu of a vote or meeting with respect to all of the Shares which Stockholder is entitled to vote at any meeting of stockholders (whether annual or special and whether or not an adjourned meeting) of the Company, or pursuant to written action taken in lieu of any such meeting or otherwise, in such manner as to cause the Merger and the Merger Agreement to be approved and the right to vote against any other transaction or proposal which would constitute a Change of Control; provided, however, this proxy shall not be used to vote in favor of any modification or amendment to the Merger Agreement which would reduce the Exchange Ratio. During the Term, this proxy is irrevocable, is coupled with an interest sufficient in law to support an irrevocable proxy and is granted in consideration of and as an inducement to cause AMRE and Merger Sub to enter into the transactions contemplated by this Agreement and the Merger Agreement. During the Term, this proxy shall revoke any other proxy granted by Stockholder at any time with respect to the Shares and during the Term, no subsequent proxies will be given with respect thereto by Stockholder. "CHANGE OF CONTROL" shall mean any action or agreement that would impede, interfere with, delay, postpone or attempt to discourage the Merger, including but not limited to,
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         (a) any extraordinary corporate transaction (other than the Merger), such as a merger, other business combination, reorganization or liquidation involving Company, (b) a sale or transfer of a material amount of assets of Company or any of its subsidiaries, (c) any change in the management or board of directors of Company, except as otherwise agreed to in writing by AMRE, or (d) any material change in the present capitalization of Company. The duration of the proxy granted under this Section 2 (the "TERM") will continue until the earlier of August 30, 1996 or (a) when AMRE, Merger Sub and Stockholder mutually consent in writing to terminate this Agreement, or (b) upon the termination of the Merger Agreement by AMRE or Company pursuant to Section 7.1 of the Merger Agreement.

         2. Existing Agreement. Except as expressly amended hereby, all of the terms, covenants and conditions of the Stockholder Agreement (i) are ratified and confirmed, (ii) shall remain unamended and not waived and (iii) shall continue in full force and effect.

         3. Governing Law. This Amendment shall be governed in all respects, including validity, interpretation and effect, by the internal laws of the State of Delaware without giving effect to the principles of conflict of laws thereof.

         4. Counterparts. This Amendment may be executed in one or more counterparts.

         5. Enforceability. If any provision of this Amendment shall be held to be illegal, invalid or unenforceable under any applicable law, then such contravention or invalidity shall not invalidate the entire Amendment or the Stockholder Agreement. Such provision shall be deemed to be modified to the extent necessary to render it legal, valid and enforceable, and if no such modification shall render it legal, valid and enforceable, then this Amendment and the Stockholder Agreement shall be construed as if not containing the provision held to be invalid, and the rights and obligations of the parties shall be construed and enforced accordingly.

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         IN WITNESS WHEREOF, AMRE has caused this Amendment to be executed by its duly authorized officer and the Stockholder has executed this Amendment as of the date and year first above written.

                                                 AMRE, INC.



                                                 By:
                                                      ---------------------------------------------
                                                 Name:
                                                        -------------------------------------------
                                                 Title:
                                                         ------------------------------------------


STOCKHOLDERS                                     NUMBER OF SHARES


         Mark Honigsfeld
- -----------------------------------------        -------------------------------------------
           Printed Name


- -----------------------------------------
            Signature


- -----------------------------------------
             Address

- -----------------------------------------

           Murray Gross
- -----------------------------------------        -------------------------------------------
           Printed Name


- -----------------------------------------
            Signature


- -----------------------------------------
             Address

- -----------------------------------------

        Deedee Honigsfeld
- -----------------------------------------        -------------------------------------------
           Printed Name


- -----------------------------------------
            Signature


- -----------------------------------------
             Address

- -----------------------------------------




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